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                                                                EXHIBIT 23.1




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports dated February 17, 1999 included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-20841, 33-32068 and 33-48562.




                                    /s/ ARTHUR ANDERSEN LLP



Detroit, Michigan,
  March 29, 1999.